EXHIBIT 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.
FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT
Reference is made to the Amended and Restated License Agreement dated January 13, 2015 between Tapestry, Inc. (f/k/a Coach, Inc.) (“Licensor”) and Movado Group, Inc. and Swissam Products Limited (collectively “Licensee”) (the “License Agreement”).  This first amendment to the License Agreement (the “First Amendment”) is effective as of the earliest date that each of the Parties has executed this First Amendment (the “First Amendment Effective Date”).  The term “Parties” as used herein shall collectively refer to Licensor and Licensee.
WHEREAS, the Parties desire to amend and extend the terms of the License Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.
Defined Terms.  Except as otherwise defined herein, all capitalized terms used in this First Amendment shall have the meaning ascribed to them in the License Agreement.  From and after the First Amendment Effective date, references in the License Agreement and this First Amendment shall refer to the License Agreement as modified by the terms of this First Amendment, unless otherwise specified.

2.	Diversion of Products. From and after the First Amendment Effective Date, the second sentence of Section 8.5 is deleted in its entirety and replaced with the following:
“Licensee acknowledges that its standard terms of sale shall be to require all retail outlets to whom it sells Licensed Products to agree to only sell such Licensed Products to the end-using consumer or to other Authorized COACH Retailers.”
3.	Sales Targets and Minimums. From and after the First Amendment Effective Date, Section 10.1 is amended to incorporate the following Terms:
Beginning with Contract Year 2021, the Parties have established the following minimums pertaining to Licensee’s sales of Licensed Products to Non-Licensor Channels:
Contract Year	Minimum Domestic Non- Licensor Channel Sales	Minimum International Non- Licensor Channel Sales	Total
FY 2021	$[***]	$[***]	$[***]
FY 2022	$[***]	$[***]	$[***]
FY 2023	$[***]	$[***]	$[***]
FY 2024	$[***]	$[***]	$[***]
FY 2025	$[***]	$[***]	$[***]

“Domestic Non-Licensor Channel Sales” shall mean Licensee’s sales to Non-Licensor Channels located in the United States, its territories, and possessions.
“International Non-Licensor Channel Sales” shall mean Licensee’s sales to Non-Licensor Channels located outside the United States, its territories, and possessions.
4.	Royalty: From and after the First Amendment Effective Date, Section 11.3 is amended to incorporate the following terms:
Subject to Sections 11.1 and 11.2, for Contract Years FY 2021 through FY 2025 the base royalty rate applied to Licensee’s sales shall be [***] percent ([***]%) on sales of all Licensed Products sold to Non-Licensor Channels.
5.	Marketing Spend. From and after the First Amendment Effective Date, Section 12.4 is amended to incorporate the following terms:
Beginning with Contract Year 2021, Licensee agrees that at a minimum it will make the following advertising expenditures in connection with the Licensed Products:
Contract Years 2021-2025
[***] percent ([***]%) of annual net sales, of which:

●     At least [***] ([***]%) of net sales in each Contract Year shall be spent on global advertising with a focus on print, digital, and social media; Licensee shall manage spend and placements in collaboration with Licensor;

●     The remaining required advertising expenditures in each Contract Year (the “Marketing Portion”) shall be spent on other marketing, with a focus on trade shows and sales collateral.  Licensee shall submit to Licensor a summary showing actual marketing spend and budget recap at the end of each Contract Year quarter (“Quarterly Marketing Summary”).

In addition, Licensee shall make additional advertising expenditures of $[***] in each of Contract Year [***] and Contract Year [***] (i.e., $[***] for the [***] years combined) on other marketing.  The Quarterly Marketing Summary furnished to Licensor shall include such additional advertising expenditures.
In the event Licensee fails to make the foregoing minimum advertising expenditures in connection with the Licensed Products in any Contract Year, Licensee shall have the first [***] months of the following Contract Year to make advertising expenditures sufficient to cover the shortfall.  Any such advertising expenditures made to cover a previous Contract Year’s shortfall shall not be credited toward Licensee’s minimum required advertising expenditures for the Contract Year in which such shortfall expenditures are made.  “Net sales” as used in this paragraph shall mean all sales on the basis of which the royalty is calculated under Paragraphs 11.1 and 11.2 hereof.  All amounts are shown in U.S. Dollars.

Effective as of the First Amendment Effective Date, the last two bullets in Section 12.4 of the License Agreement (regarding $[***] in upgrades and replacements of Licensed Product fixtures and displays in Licensor Channels and $[***] in Licensed Product fixtures and displays in Non-Licensor Channel doors) are deleted.
6.	Term and Termination:
a.	From and after the First Amendment Effective Date, Section 14.1 of the License Agreement is deleted in its entirety and replaced with the following:
14.1 This Agreement shall remain in full force and effect from the date this Agreement is entered into by the parties until June 30, 2025, unless earlier terminated as provided herein.
b.
From and after the First Amendment Effective Date, Section 14.3 of the License Agreement is amended to provide that Licensor shall have the right to terminate the License Agreement upon notice to Licensee if any of the events set forth in the following subsections 14.3(h) or 14.3(i) occur:

14(3)(h)(1): If in any [***] Contract Years Licensee’s sales of Licensed Merchandise to Domestic Non-Licensor Channels fails to equal or exceed [***]% of Licensee’s Minimum Domestic Non-Licensor Channel Sales set forth in Section 10.1 as amended.  Notwithstanding the foregoing, provided that Licensee satisfies its obligations pursuant to Section 11.5 of the Agreement to pay Licensor the full amount of minimum royalties due in any Contract Year, Licensee’s failure to satisfy its obligations under this Section 14(3)(h)(1) with respect to Domestic Non-Licensor Channel Sales shall not be considered an event of default.
14(3)(h)(2): If in any [***] Contract Years Licensee’s sales of Licensed Merchandise to International Non-Licensor Channels fails to equal or exceed [***]% of Licensee’s Minimum International Non-Licensor Channel Sales set forth in Section 10.1 as amended.  Notwithstanding the foregoing, provided that Licensee satisfies its obligations pursuant to Section 11.5 of the Agreement to pay Licensor the full amount of minimum royalties due in any Contract Year, Licensee’s failure to satisfy its obligations under this Section 14(3)(h) (2) with respect to International Non-Licensor Channel Sales shall not be considered an event of default.
14(3)(h)(3): If in any [***] Contract Years Licensee’s sales of Licensed Merchandise to both Domestic Non-Licensor Channels and International Non-Licensor Channels combined fails to equal or exceed Licensee’s total Minimum Non-Licensor Channel Sales set forth in Section 10.1 as amended.  Notwithstanding the foregoing, provided that Licensee satisfies its obligations pursuant to Section 11.5 of the Agreement to pay Licensor the full amount of minimum royalties due in any Contract Year, Licensee’s failure to satisfy its obligations under this Section 14(3)(h)(3) shall not be considered an event of default.
14.3(h)(4): The Parties acknowledge and agree that nothing in this Section 14(3)(h) shall limit, diminish, or otherwise affect Licensee’s obligations to pay any additional sum of royalties owed to Licensor in any Contract Year subject to Section 11.5 of the License Agreement.

14(3)(i): If in any Contract Year Licensee (a) fails to make the required annual advertising expenditures in connection with the Licensed Products, and (b) fails to timely cure such shortfall, all as set forth in Section 12.4 as amended.
c.	From and after the First Amendment Effective Date, Section 14.3(b) of the License Agreement is amended by deleting therefrom the words “General Acceptance Requirements and”.
d.	From and after the First Amendment Effective Date, Section 14.3(g) of the License Agreement is deleted in its entirety and replaced with the following:
14.3(g)  “Licensee intentionally participates in the diversion of Licensed Products or knowingly permits a third party to do so on [***] or more occasions in any Contract Year.”
7.	Miscellaneous. From and after the First Amendment Effective Date,
a.	Section 20.7 of the License Agreement is deleted in its entirety and replaced with the following:
“20.7 Licensee acknowledges that it has been made aware of the Tapestry, Inc. Supplier Code of Conduct, Global Operating Principles, Anti-Corruption Policy, and Animal Welfare Policy (the “Tapestry Standards”), which are located at www.tapestry.com/investors under Corporate Governance, Global Business Integrity Program.  Licensee hereby represents and warrants that it has reviewed and understands the Tapestry Standards, and that it is presently in compliance and will remain in compliance with the Tapestry Standards for the term of this Agreement.  Licensee further represents and warrants that it shall provide the Tapestry Standards to any subcontractor and shall confirm such subcontractor's compliance with the Tapestry Standards.  Furthermore, Licensee agrees to notify Licensor immediately if Licensee becomes aware that a violation by Licensee or any subcontractor of the standards set forth in the Tapestry Standards has occurred during the term of this Agreement.  The Tapestry Standards are hereby incorporated herein by reference.  Licensor reserves the right to update and/or expand upon these Tapestry Standards from time to time and any such updates or additions shall be posted at the site noted above; provided that Licensor shall use all commercially reasonable efforts to inform Licensee of any material changes to the Tapestry Standards.  Subject to the foregoing, Licensee may engage subcontractors and suppliers to produce Approved Licensed Merchandise hereunder; provided, however, that (i) any subcontractor or supplier undertaking any work under this Agreement shall abide by the requirements and standards set forth herein including the Tapestry Standards, and any standards concerning products, quality, and trademark protection; and (ii) compliance with the terms and conditions of this Agreement will remain the sole and exclusive responsibility of Licensee, and Licensee will be responsible for the acts and omissions of all subcontractors and suppliers, and such acts and omissions will for purposes of this Agreement be deemed to be acts and omissions of Licensee, such that the supervision of production of Licensed Merchandise will remain under the control and the responsibility of Licensee in accordance with the terms of this Agreement. Licensee will supply Licensor within thirty (30) days of the date this Agreement is executed, and at any time during the Term upon the request of the Licensor, with a list of subcontractors and suppliers employed by Licensee in connection with its operations hereunder, and Licensee will complete the “Factory Profile” attached as Exhibit 1 to the First Amendment hereto for each subcontractor and supplier.  Licensee will immediately cease its relationship with any subcontractor or supplier in connection with its operations hereunder (i) if any such subcontractor or supplier fails to comply in all material respects with the Tapestry Standards and any other terms and conditions contained herein to be complied with by Licensee, or (ii) upon Licensor’s reasonable request upon written notice.”

b.	Notices: From and after the First Amendment Effective Date, Section 20.9 is hereby amended to read as follows:
“20.9 All notices required under this Agreement shall be in writing and dispatched by overnight courier addressed to Licensee or Licensor as set forth below, and shall be effective upon receipt:
Licensor:	Tapestry, Inc. 10 Hudson Yards New York, New York 10001 Attn.: Senior Director of Licensing

with a copy to:	Tapestry, Inc. 10 Hudson Yards New York, New York 10001 Attn.: Chief Legal Officer

Licensee:	President-Coach Watches Movado Group, Inc. 650 From Road, Ste 375 Paramus, New Jersey 07652

with a copy to:	General Counsel Movado Group, Inc. 650 From Road, Ste 375 Paramus, New Jersey 07652”

8.	From and after the First Amendment Effective Date, Schedule 1 of the License Agreement setting forth the Licensed Marks is deleted and replaced with the attached new Schedule 1.
9.	Except as expressly modified by this First Amendment, all terms and conditions of the License Agreement are incorporated herein by reference and shall remain in full force and effect.
10.
This First Amendment may be signed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Facsimile, photographic, and/or PDF copies of counterpart signatures shall be deemed original counterpart pages for all purposes hereunder.

11.
This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York, without regard to conflicts of law principles.

12.
In the event one or more provisions of this First Amendment is held invalid, illegal or unenforceable by any court of competent jurisdiction, such holding shall not affect any other provisions of this First Amendment, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had not been included.

(Signature page to follow)

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized officers to execute this First Amendment as of the dates set forth below.
TAPESTRY, INC.		MOVADO GROUP, INC.

By:	/s/ Todd Kahn	By:	/s/ Mitchell Sussis
Print:	Todd Kahn	Print:	Mitchell Sussis
Title:	President	Title:	Senior Vice President
Date:	1/6/2020	Date:	12/20/2019

SWISSAM PRODUCTS LIMITED.

		By:	/s/ Mitchell Sussis
		Print:	Mitchell Sussis
		Title:	Director
		Date:	12/20/2019

This Schedule 1 is attached to and made part of this First Amendment by and between Tapestry, Inc. (“Licensor”) and Movado Group, Inc. and Swissam Products Limited (collectively “Licensee”) effective as of the First Amendment Effective Date.
Schedule 1
LICENSED MARKS
COACH
COACH NEW YORK
COACH POPPY
POPPY

This Exhibit 1 is attached to and made part of this First Amendment by and between Tapestry, Inc. (“Licensor”) and Movado Group, Inc. and Swissam Products Limited (collectively “Licensee”) effective as of the First Amendment Effective Date.
Exhibit 1
LICENSEE/FACTORY PROFILE
[***]